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Exhibit 99.1

REDDY ICE CORPORATION

LETTER OF TRANSMITTAL

OFFERS TO EXCHANGE

$300,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 11.25% SENIOR SECURED NOTES DUE 2015 AND $139,407,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 13.25% SENIOR SECURED NOTES DUE 2015, EACH OF WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR ANY AND ALL OF ITS OUTSTANDING 11.25% SENIOR SECURED NOTES DUE 2015 AND 13.25% SENIOR SECURED NOTES DUE 2015, RESPECTIVELY

THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2010 (THE "EXPIRATION DATE") UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON , 2010.

The Exchange Agent for the Exchange Offers is:
Wells Fargo Bank, National Association

By Registered or Certified Mail:	By Regular Mail or Overnight Courier:	By Hand Delivery:
WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 PO Box 1517 Minneapolis, MN 55480	WELLS FARGO BANK, N.A. Corporate Trust Operations MAC N9303-121 Sixth & Marquette Avenue Minneapolis, MN 55479	WELLS FARGO BANK, N.A. 12th Floor—Northstar East Building Corporate Trust Operations 608 Second Avenue South Minneapolis, MN 55402
By Facsimile Transmission (eligible institutions only):
(612) 667-6282
Telephone Inquiries:
(800) 344-5128

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        Holders of Old Notes (as defined below) should complete this Letter of Transmittal either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by the Exchange Agent at the book-entry transfer facility specified by the holder pursuant to the procedures set forth in "The exchange offers—Book-entry delivery procedures" and "The exchange offers—Procedures for tendering old notes" in the Prospectus (as defined below) and an "Agent's Message" (as defined below) is not delivered. If tender is being made by book-entry transfer, the holder must have an Agent's Message delivered in lieu of this Letter of Transmittal.

        Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in "The exchange offers—Guaranteed delivery procedures" in the Prospectus.

        Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Notes are held of record by The Depository Trust Company ("DTC").

        The undersigned acknowledges receipt of the Prospectus dated                        , 2010 (as it may be amended or supplemented from time to time, the "Prospectus") of Reddy Ice Corporation, a Nevada corporation (the "Company"), and Reddy Ice Holdings, Inc., a Delaware corporation and the Company's parent (the "Guarantor"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offers") to exchange $300,000,000 aggregate principal amount of its 11.25% Senior Secured Notes due 2015 (the "New First Lien Notes") and $139,407,000 aggregate principal amount of its 13.25% Senior Secured Notes due 2015 (the "New Second Lien Notes" and together with the New First Lien Notes, the "New Notes"), each of which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for any and all of its outstanding 11.25% Senior Secured Notes due 2015 (the "Old First Lien Notes") and 13.25% Senior Secured Notes due 2015 (the "Old Second Lien Notes" and together with the Old First Lien Notes, the "Old Notes"). The Old Notes are unconditionally guaranteed (the "Old Guarantees") by the Guarantor and the New Notes will be unconditionally guaranteed (the "New Guarantees") by the Guarantor and the Company's future wholly owned domestic restricted subsidiaries. Upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal, the Guarantor offers to issue the New Guarantees with respect to all New Notes issued in the Exchange Offers in exchange for the Old Guarantees of the Old Notes for which such New Notes are issued in the Exchange Offers. Throughout this Letter of Transmittal, unless the context otherwise requires and whether so expressed or not, references to the "Exchange Offers" include the Guarantor's offer to exchange the New Guarantees for the Old Guarantees, references to the "New Notes" include the related New Guarantees and references to the "Old Notes" include the related Old Guarantees.

        For each Old Note of either series of the Old Notes accepted for exchange, the holder of such Old Note will receive a New Note of the corresponding series of the New Notes having a principal amount equal to that of the surrendered Old Note. The New First Lien Notes will accrue interest at a rate of 11.25% per annum and the New Second Lien Notes will accrue interest at a rate of 13.25% per annum, commencing on September 15, 2010, in the case of the New First Lien Notes, and November 1, 2010, in the case of the New Second Lien Notes, and payable on March 15 and September 15 of each year, in the case of the New First Lien Notes, and May 1 and November 1 of each year, in the case of the Second Lien Notes.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

        YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

        The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offers.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW.

        List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts of Old Notes should be listed on a separate signed schedule affixed hereto.

All Tendering Holders Complete Box 1:

Box 1* Description of Old Notes Tendered Herewith

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Certificate(s))		Series of Old Notes	Certificate or Registration Number(s) of Old Notes**	Aggregate Principal Amount Represented by Old Notes	Aggregate Principal Amount of Old Notes Being Tendered***

Total:

*	If the space provided is inadequate, list the certificate numbers and principal amount of Old Notes on a separate signed schedule and attach the list to this Letter of Transmittal.
**	Need not be completed by book-entry holders.
***	The minimum permitted tender is $2,000 in principal amount. All tenders must be in the amount of $2,000 or in integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. See instruction 2.

 Box 2
Book-Entry Transfer

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

        Holders of Old Notes that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through DTC's Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offers must transmit their acceptances to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, and the DTC participant confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Each DTC participant transmitting an acceptance of the Exchange Offers through the ATOP procedures will be deemed to have agreed to be bound by the terms of this Letter of Transmittal. Delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offers as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offers by submitting a Notice of Guaranteed Delivery through ATOP.

 Box 3
Notice of Guaranteed Delivery
(See Instruction 1 below)

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Name of Eligible Guarantor Institution that Guaranteed Delivery:

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

 Box 4
Return of Non-Exchanged Old Notes
Tendered by Book-Entry Transfer

☐	CHECK HERE IF OLD NOTES TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

 Box 5
Participating Broker-Dealer

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is acquiring the New Notes in the ordinary course of business and has no arrangement or understanding with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale or transfer of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offers with respect to Old Notes acquired other than as a result of market-making activities or other trading activities. Any broker-dealer who purchased Old Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Company the aggregate principal amount of the Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered herewith.

        The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offers) with respect to the tendered Old Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to (1) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Old Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (2) present and deliver such Old Notes for transfer on the books of the Company and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offers.

        The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, (b) when such tendered Old Notes are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and (c) the Old Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in or intends to engage in, nor has an arrangement or understanding with any person to participate in, the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as such term is defined in Rule 405 under the Securities Act, of the Company or the Guarantor. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

        The undersigned also acknowledges that the Exchange Offers are being made based on the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "SEC") as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling, dated July 2, 1993, or similar no-action letters, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offers may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company or the Guarantor within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, a distribution of such New Notes and has no arrangement or understanding with any person to participate in the distribution of such New Notes. If a holder of the Old Notes is an affiliate of the Company or the Guarantor, is not acquiring the New Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offers, such holder (x) may not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive the New Notes for its own account in exchange for the Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale or transfer of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Notes or transfer ownership of such Old Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the registration rights agreement with the initial purchasers of the Old First Lien Notes and the registration rights agreement with the dealer manager of the Holdco Notes Exchange (collectively, the "Registration Rights Agreements"), and that the Company shall have no further obligations or liabilities thereunder except as provided in Section 5 (indemnification) of such agreements. The undersigned will comply with its obligations under the Registration Rights Agreements.

        The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption "The exchange offers—Conditions to the exchange offers." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offers. In addition, the Company may amend the Exchange Offers at any time prior to the Expiration Date if any of the conditions set forth under "The exchange offers—Conditions to the exchange offers" occur.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Old Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in the terms of this Letter of Transmittal.

        Unless otherwise indicated herein in the box entitled "Special Registration Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing the Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Old Notes, please credit the account indicated above. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing the Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes Tendered Herewith."

        THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES TENDERED HEREWITH" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

Box 6
SPECIAL REGISTRATION INSTRUCTIONS
(See Instructions 4 and 5)

            To be completed ONLY if certificates for the Old Notes not tendered and/or certificates for the New Notes are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above.

Issue: ☐	Old Notes not tendered to:
☐	New Notes to:
Name(s):	(Please Print or Type)
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number:

Box 7
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 5)

            To be completed ONLY if certificates for the Old Notes not tendered and/or certificates for the New Notes are to be sent in the name of someone other than the registered holder(s) of the Old Notes whose name(s) appear(s) above.

Send: ☐	Old Notes not tendered to:
☐	New Notes to:
Name(s):	(Please Print or Type)
Address:
(Include Zip Code)
Daytime Area Code and Telephone Number.

Taxpayer Identification or Social Security Number:

  Box 8
  TENDERING HOLDER(S) SIGN HERE
  (Complete accompanying substitute form W-9)

               Must be signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of the Old Notes exactly as their name(s) appear(s) on the Old Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by properly completed bond powers or endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 4.

(Signature(s) of Holder(s))

Date:

Name(s):	(Please Type or Print)

Capacity (full title):

Address:	(Including Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 4)

Authorized Signature:

Date:

Name:

Title:

Name of Firm:

Address of Firm:
(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

Box 9 PAYER'S NAME:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number OR Employer Identification Number

See guidelines below for details on how to obtain a taxpayer identification number.

If you do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. Note: A taxpayer who writes "Applied For" in the space for the TIN on a a Form W-9 or substitute Form W-9, will generally have 60 days to obtain a TIN and give it to the requester before such taxpayer would be subject to backup withholding on payments of interest and dividends payments and certain payments made with respect to readily tradable instruments. However, this 60-day rule does not apply to other types of payments.

Payer's Request for Taxpayer Identification Number (TIN)	Part 2—Certification—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT: (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here:
Signature
Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:			Give the SOCIAL SECURITY number of—	For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

1.	Individual		The individual	6.	Disregarded entity owned by an individual	The owner(3)
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined account fund, the first individual on the account(1)	7.	A valid trust, estate, or pension trust	The legal entity(4)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation
4.	a.	The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
	b.	So-called trust that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership or multimember LLC	The partnership
5.	Sole proprietorship or disregarded entity owned by an individual		The owner(3)	11.	A broker or registered nominee	The broker or nominee
				12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

2.
Circle the minor's name and furnish the minor's social security number.

3.
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

4.
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN THERE IS MORE THAN ONE NAME, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•
An organization exempt from tax under Section 501(a), any individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2),

•
The United States or any of its agencies or instrumentalities,

•
A state, the District of Columbia, a possession of the United States, or a political subdivisions or instrumentalities,

•
An international organization or any agency or instrumentalities, or

•
A foreign government or any of its political subdivision, agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

•
A corporation,

•
A foreign central bank of issue,

•
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

•
A futures commission merchant registered with the Commodity Futures Commission,

•
A real estate investment trust,

•
An entity registered at all times during the tax year under the Investment Company Act of 1940,

•
A middleman known in the investment community as a nominee or custodian, or

•
A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•
Payments to nonresident aliens subject to withholding under Section 1441,

•
Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner,

•
Payments of patronage dividends not paid in money,

•
Payments made by certain foreign organizations, or

•
Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•
Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN,

•
Payments described in Section 6049(b)(5) to nonresident aliens,

•
Payments on tax-free covenant bonds under Section 1451,

•
Payments made by certain foreign organizations, or

•
Mortgage interest paid to you.

Payments that are not subject to information reporting also are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Misuse of TINs.—If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS

General

        Please do not send certificates for Old Notes directly to the Company. Your certificates for Old Notes, together with your signed and completed Letter of Transmittal and any required supporting documents, should be mailed or otherwise delivered to the Exchange Agent at the address set forth on the first page hereof. The method of delivery of Old Notes, this Letter of Transmittal and all other required documents is at your sole option and risk and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight or hand delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

        1.     Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    A holder of Old Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, (ii) complying with the procedure for book-entry transfer described below or (iii) complying with the guaranteed delivery procedures described below.

        Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot comply with the book-entry transfer procedures on a timely basis, must tender their Old Notes pursuant to the guaranteed delivery procedure set forth in "The exchange offers—Guaranteed delivery procedures" in the Prospectus and by completing Box 3. Holders may tender their Old Notes if: (i) the tender is made by or through an Eligible Guarantor Institution (as defined below); (ii) the Exchange Agent receives (by facsimile transmission, mail or hand delivery), on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal that (a) sets forth the name and address of the holder of Old Notes, if applicable, the certificate number(s) of the Old Notes to be tendered and the principal amount of Old Notes tendered; (b) states that the tender is being made thereby; and (c) guarantees that, within three New York Stock Exchange trading days after the Expiration Date, the Letter of Transmittal, or a facsimile thereof, together with the Old Notes or a book-entry confirmation, and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; or (iii) the Exchange Agent receives a properly completed and executed Letter of Transmittal, or facsimile thereof and the certificate(s) representing all tendered Old Notes in proper form or a confirmation of book-entry transfer of the Old Notes into the Exchange Agent's account at the appropriate book-entry transfer facility and all other documents required by this Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

        Any Holder who wishes to tender Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Old Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a holder who attempted to use the guaranteed delivery procedures.

        No alternative, conditional, irregular or contingent tenders will be accepted. Each tendering holder, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

        2.     Partial Tenders; Withdrawals.    Tenders of Old Notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Old Notes tendered in the column entitled "Description of Old Notes Tendered Herewith" in Box 1 above. A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate box on this Letter of Transmittal. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated. Old Notes tendered pursuant to the Exchange Offers may be withdrawn at any time prior to the Expiration Date, after which tenders of Old Notes are irrevocable.

        To be effective with respect to the tender of Old Notes, a written notice of withdrawal (which may be by telegram, telex, facsimile or letter) must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Old Notes pursuant to the Exchange Offers; (ii) specify the name of the person who tendered the Old Notes to be withdrawn; (iii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Old Notes exchanged; (v) specify the name in which any such Old Notes are to be registered, if different from that of the withdrawing holder; and (vi) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

        Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Old Notes which have been tendered for exchange but which are not accepted for exchange for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "The exchange offers—Procedures for tendering old notes" in the Prospectus at any time prior to the Expiration Date.

        Neither the Company, any affiliate or assigns of the Company, the Exchange Agent nor any other person will be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification (even if such notice is given to other persons).

        3.     Beneficial Owner Instructions.    Only a holder of Old Notes (i.e., a person in whose name Old Notes are registered on the books of the registrar or, or, in the case of Old Notes held through book-entry, such book-entry transfer facility specified by the holder), or the legal representative or attorney-in-fact of a holder, may execute and deliver this Letter of Transmittal. Any beneficial owner of Old Notes who wishes to accept the Exchange Offers must arrange promptly for the appropriate holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the appropriate holder of the "Instructions to Registered Holder from Beneficial Owner" form accompanying this Letter of Transmittal.

        4.     Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder(s) (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of the Old Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates (or on such security listing) without alteration, addition, enlargement or any change whatsoever.

        If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal (or facsimiles thereof) as there are different registrations of Old Notes.

        When this Letter of Transmittal is signed by the registered holder(s) of Old Notes (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required. If, however, this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed or the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder(s) of the Old Notes, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in each case signed exactly as the name or names of the registered holder(s) appear(s) on the Old Notes and the signatures on such certificates must be guaranteed by an Eligible Guarantor Institution. If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, submit proper evidence satisfactory to the Company, in its sole discretion, of such persons' authority to so act.

        Endorsements on certificates for the Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution").

        Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Old Notes are tendered: (i) by a registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution.

        5.     Special Registration and Delivery Instructions.    Tendering holders should indicate, in the applicable Box 6 or Box 7, the name and address in/to which the New Notes and/or certificates for Old Notes not exchanged are to be issued or sent, if different from the name(s) and address(es) of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number or social security number of the person named must also be indicated. A holder tendering the Old Notes by book-entry transfer may request that the Old Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate. See Box 4.

        If no such instructions are given, the New Notes (and any Old Notes not tendered or not accepted) will be issued in the name of and sent to the holder signing this Letter of Transmittal or deposited into such holder's account at the applicable book-entry transfer facility.

        6.     Transfer Taxes.    The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of the Old Notes to it or its order pursuant to the Exchange Offers. If, however, the New Notes are delivered to or issued in the name of a person other than the registered holder, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

        7.     Waiver of Conditions.    The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

        8.     Mutilated, Lost, Stolen or Destroyed Securities.    Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been completed.

        9.     No Conditional Tenders; No Notice of Irregularities.    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange. The Company reserves the right, in its reasonable judgment, to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, the Exchange Agent nor any other person is under any obligation to give such notice nor shall they incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder promptly following the Expiration Date.

        10.   Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth on the first page hereof.

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

 IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a tendering holder whose Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides the Exchange Agent with either (i) such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN), (B) that the holder of Old Notes is not subject to backup withholding because (x) such holder of Old Notes is exempt from backup withholding, (y) such holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding and (C) that the holder of Old Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Exchange Agent is not provided with the correct TIN, the holder of Old Notes may also be subject to certain penalties imposed by the Internal Revenue Service and any payments that are made to such holder may be subject to backup withholding (see below).

        Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Old Notes should indicate their exempt status on the Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions. Holders are encouraged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the holder of Old Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished. The Exchange Agent cannot refund amounts withheld by reason of backup withholding.

        A holder who does not have a TIN may check the box in Part 3 of the Substitute Form W-9 if the surrendering holder of Old Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service. The holder of Old Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

QuickLinks

The Exchange Agent for the Exchange Offers is: Wells Fargo Bank, National Association
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.
All Tendering Holders Complete Box 1
Box 2 Book-Entry Transfer
Box 3 Notice of Guaranteed Delivery (See Instruction 1 below)
Box 4 Return of Non-Exchanged Old Notes Tendered by Book-Entry Transfer
Box 5 Participating Broker-Dealer
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFERS
IMPORTANT TAX INFORMATION